Exhibit 99.2

Supplemental Information

Fourth Quarter 2003

January 15, 2004

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

Full Year 2003

●	Record earnings of $10.8 billion, up 17% over 2002.

●	Diluted EPS of $7.13, up 21%.

●	Revenue of $37.9 billion increased 10%.

•	Net interest income grew 3%.

•	Noninterest income climbed 21% reflecting strong growth in all consumer fees.

●	Provision expense improved 23% to $2.8 billion as asset quality improved.

●	Nonperforming assets declined $2.2 billion, or 43%, on improvements in the large corporate portfolio.

●	Strong earnings growth in each of the company’s primary business segments :

•	Consumer & Commercial Banking - 15%

•	Asset Management - 79%

•	Global Corporate & Investment Banking - 29%

●	Approximately $10 billion in capital returned to shareholders through dividends and net share repurchases in 2003.

●	Strategic milestones achieved in 2003

•	Net checking accounts opened - 1.24 million 2003 vs. 528,000 2002.

•	Net savings account opened - 640,000 in 2003 vs. net closures of 265,000 in 2002.

•	Average core deposits grew 10%.

•	New credit card accounts - 4.26 million 2003 vs. 2.67 million 2002.

•	Record mortgage originations - $131 billion 2003 vs. $88 billion 2002.

•	Most satisfied customer levels (Top 2 Box score) reached 51% in 4Q03.

•	Opened 151 new banking centers, completing the first phase of the retail banking store initiative.

•	Grew active online banking customers 52% to 7.2 million.

•	Increased bill-pay customers 84% to 3.2 million.

•	Exceeded goal of increasing financial advisors 20% and ended the year with 1,150 financial advisors.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2003	Year-to- Date 2002	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002
Income statement
Total revenue	$37,886	$34,494	$9,629	$9,743	$9,620	$8,894	$8,804
Provision for credit losses	2,839	3,697	583	651	772	833	1,165
Gains on sales of securities	941	630	139	233	296	273	304
Noninterest expense	20,127	18,436	5,282	5,070	5,058	4,717	4,832
Income tax expense	5,051	3,742	1,177	1,333	1,348	1,193	497
Net income	10,810	9,249	2,726	2,922	2,738	2,424	2,614
Diluted earnings per common share	7.13	5.91	1.83	1.92	1.80	1.59	1.69
Average diluted common shares outstanding	1,515,178	1,565,467	1,489,481	1,519,641	1,523,306	1,526,288	1,542,482
Dividends paid per common share	$2.88	$2.44	$0.80	$0.80	$0.64	$0.64	$0.64

Performance ratios
Return on average assets	1.41%	1.40%	1.39%	1.48%	1.42%	1.38%	1.49%
Return on average common shareholders’ equity	21.99	19.44	22.42	23.74	21.86	19.92	21.58
Book value per share of common stock	$33.26	$33.49	$33.26	$33.83	$34.06	$33.38	$33.49

Market price per share of common stock:
High closing price for the period	$83.53	$76.90	$82.50	$83.53	$79.89	$72.48	$71.42
Low closing price for the period	65.63	54.15	72.85	74.87	68.00	65.63	54.15
Closing price	80.43	69.57	80.43	78.04	79.03	66.84	69.57
Market capitalization	115,911	104,403	115,911	116,236	118,254	100,095	104,403

Number of banking centers	4,277	4,208	4,277	4,211	4,200	4,202	4,208
Number of ATM’s	13,241	13,013	13,241	13,120	13,250	13,266	13,013
Full-time equivalent employees	133,549	133,944	133,549	132,749	132,796	132,583	133,944

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Year-to- Date 2003	Year-to- Date 2002	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002
Net interest income	$22,107	$21,511	$5,745	$5,477	$5,524	$5,361	$5,537
Total revenue	38,529	35,082	9,788	9,916	9,779	9,046	8,967
Net interest yield	3.36%	3.75%	3.39%	3.22%	3.33%	3.52%	3.66%
Efficiency ratio	52.23	52.55	53.95	51.13	51.73	52.14	53.90

Reconciliation to GAAP financial measures

Shareholder value added (SVA) is a key measure of performance not defined by GAAP (generally accepted accounting principles), that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used in measuring performance of our different business units and is an integral component for allocating resources. Each business segment has a goal for growth in SVA reflecting the individual segment’s business and customer strategy. Other companies may define or calculate supplemental financial data differently. See the Table below for supplemental financial data and corresponding reconciliation to GAAP financial measures for the years ended December 31, 2003 and 2002, and the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002.

Reconciliation of net income to

shareholder value added

	Year-to- Date 2003	Year-to- Date 2002	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002
Net income	$10,810	$9,249	$2,726	$2,922	$2,738	$2,424	$2,614
Amortization expense	217	218	54	55	54	54	54
Capital charge	(5,406)	(5,707)	(1,337)	(1,353)	(1,378)	(1,338)	(1,454)

Shareholder value added	$5,621	$3,760	$1,443	$1,624	$1,414	$1,140	$1,214

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2003	Year-to- Date 2002	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002
Interest income
Interest and fees on loans and leases	$21,668	$22,030	$5,580	$5,328	$5,412	$5,348	$5,502
Interest on debt securities	3,160	4,035	748	623	1,011	778	1,061
Federal funds sold and securities purchased under agreements to resell	1,373	870	506	480	193	194	208
Trading account assets	3,935	3,811	911	975	1,007	1,042	979
Other interest income	1,507	1,415	323	449	372	363	371

Total interest income	31,643	32,161	8,068	7,855	7,995	7,725	8,121

Interest expense
Deposits	4,908	5,434	1,178	1,278	1,269	1,183	1,292
Short-term borrowings	1,951	2,089	537	447	514	453	557
Trading account liabilities	1,286	1,260	317	345	316	308	289
Long-term debt	2,034	2,455	450	481	531	572	609

Total interest expense	10,179	11,238	2,482	2,551	2,630	2,516	2,747

Net interest income	21,464	20,923	5,586	5,304	5,365	5,209	5,374
Noninterest income
Consumer service charges	3,230	2,986	836	824	793	777	801
Corporate service charges	2,388	2,290	600	634	577	577	572

Total service charges	5,618	5,276	1,436	1,458	1,370	1,354	1,373

Consumer investment and brokerage services	1,559	1,544	413	367	401	378	369
Corporate investment and brokerage services	792	693	201	222	204	165	172

Total investment and brokerage services	2,351	2,237	614	589	605	543	541

Mortgage banking income	1,922	761	292	666	559	405	210
Investment banking income	1,736	1,545	458	412	488	378	422
Equity investment gains (losses)	215	(280)	215	25	43	(68)	(54)
Card income	3,052	2,620	815	794	762	681	735
Trading account profits	409	778	27	175	93	114	99
Other income	1,119	634	186	320	335	278	104

Total noninterest income	16,422	13,571	4,043	4,439	4,255	3,685	3,430

Total revenue	37,886	34,494	9,629	9,743	9,620	8,894	8,804

Provision for credit losses	2,839	3,697	583	651	772	833	1,165

Gains on sales of securities	941	630	139	233	296	273	304

Noninterest expense
Personnel	10,446	9,682	2,697	2,595	2,695	2,459	2,482
Occupancy	2,006	1,780	514	522	498	472	450
Equipment	1,052	1,124	263	252	253	284	292
Marketing	985	753	268	249	238	230	203
Professional fees	844	525	224	214	281	125	186
Amortization of intangibles	217	218	54	55	54	54	54
Data processing	1,104	1,017	301	275	262	266	291
Telecommunications	571	481	158	152	137	124	120
Other general operating	2,902	2,856	803	756	640	703	754

Total noninterest expense	20,127	18,436	5,282	5,070	5,058	4,717	4,832

Income before income taxes	15,861	12,991	3,903	4,255	4,086	3,617	3,111
Income tax expense	5,051	3,742	1,177	1,333	1,348	1,193	497

Net income	$10,810	$9,249	$2,726	$2,922	$2,738	$2,424	$2,614

Net income available to common shareholders	$10,806	$9,244	$2,725	$2,921	$2,737	$2,423	$2,613

Per common share information
Earnings	$7.27	$6.08	$1.86	$1.96	$1.83	$1.62	$1.74

Diluted earnings	$7.13	$5.91	$1.83	$1.92	$1.80	$1.59	$1.69

Dividends paid	$2.88	$2.44	$0.80	$0.80	$0.64	$0.64	$0.64

Average common shares issued and outstanding	1,486,703	1,520,042	1,463,247	1,490,103	1,494,094	1,499,405	1,499,557

Average diluted common shares issued and outstanding	1,515,178	1,565,467	1,489,481	1,519,641	1,523,306	1,526,288	1,542,482

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)

	December 31 2003		September 30 2003	December 31 2002
Assets
Cash and cash equivalents	$27,084		$22,142	$24,973
Time deposits placed and other short-term investments	8,051		6,881	6,813
Federal funds sold and securities purchased under agreements to resell	76,492		67,729	44,878
Trading account assets	68,547		65,339	63,996
Derivative assets	36,507		36,810	34,310
Debt securities:
Available-for-sale	67,993		64,363	68,122
Held-to-maturity	247		522	1,026

Total debt securities	68,240		64,885	69,148

Loans and leases	371,463		373,098	342,755
Allowance for loan and lease losses	(6,163)		(6,258)	(6,358)

Loans and leases, net of allowance	365,300		366,840	336,397

Premises and equipment, net	6,036		5,956	6,717
Mortgage banking assets	2,762		2,426	2,110
Goodwill	11,455		11,456	11,389
Core deposit intangibles and other intangibles	908		966	1,095
Other assets (1)	65,063		86,116	59,125

Total assets	$736,44	5	$737,546	$660,951

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$118,495		$122,669	$122,686
Interest-bearing	262,032		257,586	232,320
Deposits in foreign offices:
Noninterest-bearing	3,035		2,650	1,673
Interest-bearing	30,551		25,605	29,779

Total deposits	414,113		408,510	386,458

Federal funds purchased and securities sold under agreements to repurchase	78,046		79,775	65,079
Trading account liabilities	26,844		29,744	25,574
Derivative liabilities	24,526		25,120	23,566
Commercial paper and other short-term borrowings	42,478		41,739	25,234
Accrued expenses and other liabilities	27,115		35,751	17,545
Long-term debt	75,343		66,462	61,145
Trust preferred securities	—		—	6,031

Total liabilities	688,465		687,101	610,632

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding 1,269,600; 1,281,600 and 1,356,749 shares	54		55	58
Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and outstanding 1,441,143,786; 1,489,437,206 and 1,500,691,103 shares	14		15	496
Retained earnings	50,213		52,320	48,517
Accumulated other comprehensive income (loss)	(2,148)		(1,776)	1,232
Other	(153)		(169)	16

Total shareholders’ equity	47,980		50,445	50,319

Total liabilities and shareholders’ equity	$736,445		$737,546	$660,951

(1)	Other assets includes loans held for sale totaling $8,406, $12,129 and $13,833 at December 31, 2003, September 30, 2003 and December 31, 2002, respectively.

Bank of America Corporation

Capital Management

(Dollars in millions)

	4Q03*	3Q03	2Q03	1Q03	4Q02
Tier 1 capital	$44,050	$46,094	$45,192	$43,818	$43,012
Total capital	66,651	67,991	66,843	65,688	65,064
Risk-weighted assets	561,294	558,472	559,324	534,378	532,250
Tier 1 capital ratio	7.85%	8.25%	8.08%	8.20%	8.22%
Total capital ratio	11.87	12.17	11.95	12.29	12.43
Ending equity / ending assets	6.52	6.84	6.63	7.36	7.61
Ending capital / ending assets	7.34	7.69	7.42	8.25	8.53
Average equity / average assets	6.19	6.22	6.49	6.92	6.91
Leverage ratio	5.73	5.95	5.92	6.24	6.29

*Preliminary	data on risk based capital

Share Repurchase Program

56 million common shares were repurchased in the fourth quarter of 2003 as a part of ongoing share repurchase programs, year-to-date, 129 million shares were repurchased.

24 million shares remain outstanding under the current authorized program.

7 million shares were issued in the fourth quarter of 2003, mostly due to stock incentive plans.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-Equivalent Basis

(Dollars in millions)

	Fourth Quarter 2003			Third Quarter 2003			Fourth Quarter 2002
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$11,231	$49	1.71%	$10,062	$41	1.63%	$8,853	$56	2.49%
Federal funds sold and securities purchased under agreements to resell	96,713	506	2.08	90,236	479	2.11	49,169	208	1.68
Trading account assets	94,630	927	3.91	96,105	991	4.11	84,181	994	4.71
Debt securities	60,801	763	5.02	65,024	639	3.93	83,751	1,078	5.15
Loans and leases(1):
Commercial - domestic	95,648	1,670	6.93	96,086	1,719	7.10	105,333	1,777	6.70
Commercial - foreign	16,226	136	3.31	16,885	151	3.55	20,538	180	3.48
Commercial real estate - domestic	19,293	207	4.28	19,681	210	4.23	20,359	245	4.77
Commercial real estate - foreign	323	3	3.97	280	3	4.16	426	4	3.93

Total commercial	131,490	2,016	6.09	132,932	2,083	6.22	146,656	2,206	5.97

Residential mortgage	142,482	1,931	5.41	130,948	1,656	5.05	108,019	1,699	6.28
Home equity lines	23,206	255	4.36	22,539	255	4.48	23,347	300	5.10
Direct/Indirect consumer	33,422	478	5.67	33,278	488	5.82	30,643	523	6.76
Consumer finance	5,798	108	7.38	6,528	121	7.39	8,943	174	7.75
Credit card	32,734	810	9.83	29,113	742	10.11	23,535	613	10.33
Foreign consumer	1,939	17	3.37	1,950	17	3.43	1,956	17	3.48

Total consumer	239,581	3,599	5.98	224,356	3,279	5.82	196,443	3,326	6.74

Total loans and leases	371,071	5,615	6.02	357,288	5,362	5.97	343,099	5,532	6.41

Other earning assets	40,766	367	3.59	58,593	516	3.50	32,828	417	5.07

Total earning assets(2)	675,212	8,227	4.85	677,308	8,028	4.72	601,881	8,285	5.48

Cash and cash equivalents	22,974			22,660			21,242
Other assets, less allowance for loan and lease losses	82,348			86,185			72,436

Total assets	$780,534			$786,153			$695,559

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$25,494	$19	0.30%	$25,285	$20	0.31%	$22,142	$35	0.63%
NOW and money market deposit accounts	155,369	401	1.02	151,424	249	0.65	137,229	325	0.94
Consumer CDs and IRAs	73,246	475	2.58	71,216	872	4.85	66,266	728	4.36
Negotiable CDs, public funds and other time deposits	6,195	44	2.81	7,771	25	1.27	3,400	17	1.97

Total domestic interest-bearing deposits	260,304	939	1.43	255,696	1,166	1.81	229,037	1,105	1.91

Foreign interest-bearing deposits(3):
Banks located in foreign countries	13,225	177	5.34	12,273	59	1.90	15,286	104	2.70
Governments and official institutions	2,654	11	1.58	2,032	6	1.21	1,737	7	1.68
Time, savings and other	20,019	51	1.02	18,792	47	1.00	17,929	76	1.68

Total foreign interest-bearing deposits	35,898	239	2.65	33,097	112	1.35	34,952	187	2.12

Total interest-bearing deposits	296,202	1,178	1.58	288,793	1,278	1.76	263,989	1,292	1.94

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	151,999	537	1.40	162,080	447	1.09	123,434	558	1.79
Trading account liabilities	38,298	317	3.28	36,903	345	3.71	30,445	289	3.77
Long-term debt(4)	70,596	450	2.55	66,788	481	2.88	65,702	609	3.71

Total interest-bearing liabilities(2)	557,095	2,482	1.77	554,564	2,551	1.83	483,570	2,748	2.26

Noninterest-bearing sources:
Noninterest-bearing deposits	122,638			125,776			117,392
Other liabilities	52,508			56,942			46,523
Shareholders’ equity	48,293			48,871			48,074

Total liabilities and shareholders’ equity	$780,534			$786,153			$695,559

Net interest spread			3.08			2.89			3.22
Impact of noninterest-bearing sources			0.31			0.33			0.44

Net interest income/yield on earning assets		$5,745	3.39%		$5,477	3.22%		$5,537	3.66%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $884 and $925 in the fourth and third quarters of 2003, respectively, and $517 in the fourth quarter of 2002. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $90 and $141 in the fourth and third quarters of 2003, respectively, and $62 in the fourth quarter of 2002. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.
(3)	Primarily consists of time deposits in denominations of $100,000 or more.
(4)	Includes long-term debt related to trust preferred securities.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-Equivalent Basis

(Dollars in millions)

	Year Ended December 31
	2003			2002
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$9,056	$172	1.90%	$10,038	$243	2.42%
Federal funds sold and securities purchased under agreements to resell	78,857	1,373	1.74	45,640	870	1.91
Trading account assets	97,222	3,993	4.11	79,562	3,860	4.85
Debt securities	72,267	3,223	4.46	75,298	4,100	5.44
Loans and leases(1):
Commercial - domestic	99,000	6,971	7.04	109,724	7,370	6.72
Commercial - foreign	17,489	613	3.50	21,287	824	3.87
Commercial real estate - domestic	19,740	850	4.31	21,161	1,043	4.93
Commercial real estate - foreign	302	12	3.99	408	17	4.23

Total commercial	136,531	8,446	6.19	152,580	9,254	6.06

Residential mortgage	127,059	6,872	5.41	97,204	6,423	6.61
Home equity lines	22,890	1,040	4.55	22,807	1,213	5.32
Direct/Indirect consumer	32,593	1,964	6.03	30,264	2,145	7.09
Consumer finance	6,888	520	7.54	10,533	856	8.12
Credit card	28,210	2,886	10.23	21,410	2,195	10.25
Foreign consumer	1,977	68	3.43	2,021	74	3.68

Total consumer	219,617	13,350	6.08	184,239	12,906	7.01

Total loans and leases	356,148	21,796	6.12	336,819	22,160	6.58

Other earning assets	43,953	1,729	3.94	26,164	1,517	5.80

Total earning assets(2)	657,503	32,286	4.91	573,521	32,750	5.71

Cash and cash equivalents	22,637			21,166
Other assets, less allowance for loan and lease losses	83,992			67,737

Total assets	$764,132			$662,424

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$24,538	$108	0.44%	$21,691	$138	0.64%
NOW and money market deposit accounts	148,896	1,236	0.83	131,841	1,369	1.04
Consumer CDs and IRAs	70,246	2,784	3.96	67,695	2,968	4.39
Negotiable CDs, public funds and other time deposits	7,627	130	1.70	4,237	128	3.03

Total domestic interest-bearing deposits	251,307	4,258	1.69	225,464	4,603	2.04

Foreign interest-bearing deposits(3):
Banks located in foreign countries	13,959	403	2.89	15,464	442	2.86
Governments and official institutions	2,218	31	1.40	2,316	43	1.86
Time, savings and other	19,027	216	1.14	18,769	346	1.84

Total foreign interest-bearing deposits	35,204	650	1.85	36,549	831	2.27

Total interest-bearing deposits	286,511	4,908	1.71	262,013	5,434	2.07

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	147,580	1,951	1.32	104,153	2,089	2.01
Trading account liabilities	37,176	1,286	3.46	31,600	1,261	3.99
Long-term debt(4)	68,432	2,034	2.97	66,045	2,455	3.72

Total interest-bearing liabilities(2)	539,699	10,179	1.89	463,811	11,239	2.42

Noninterest-bearing sources:
Noninterest-bearing deposits	119,722			109,466
Other liabilities	55,507			41,534
Shareholders’ equity	49,204			47,613

Total liabilities and shareholders’ equity	$764,132			$662,424

Net interest spread			3.02			3.29
Impact of noninterest-bearing sources			0.34			0.46

Net interest income/yield on earning assets		$22,107	3.36%		$21,511	3.75%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $2,972 and $1,983 in 2003 and 2002, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $305 and $141 in 2003 and 2002, respectively. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.
(3)	Primarily consists of time deposits in denominations of $100,000 or more.
(4)	Includes long-term debt related to trust preferred securities.

Bank of America Corporation

Business Segment View

Bank of America Corporation

Consumer and Commercial Banking Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02
Total revenue*	$26,303	$23,616	$6,786	$6,894	$6,590	$6,033	$6,192
Provision for credit losses	2,062	1,806	555	496	523	488	510
Net income	7,521	6,543	1,914	2,145	1,871	1,591	1,721
Shareholder value added	5,450	4,392	1,337	1,633	1,381	1,099	1,168
Return on average equity	36.8%	33.8%	33.9%	42.4%	38.5%	32.6%	34.7%
Efficiency ratio*	47.5	48.6	48.5	44.5	47.1	50.0	47.5

Selected Average Balance

Sheet Components
Total loans and leases	$188,706	$182,463	$192,685	$188,500	$187,811	$185,756	$184,243
Total deposits	312,582	283,255	328,151	319,641	306,447	295,654	292,259
Total earning assets	341,932	288,849	359,525	346,764	339,030	321,945	314,605

Period End (in billions)
Mortgage servicing portfolio	$246.5	$264.5	$246.5	$245.9	$249.6	$257.2	$264.5
Mortgage originations:
Retail	91.9	59.9	11.7	30.0	28.2	22.0	22.2
Wholesale	39.2	28.1	6.7	9.5	12.2	10.8	9.7

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Consumer Customer Growth Momentum

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 7.2 million subscribers. This represents an active customer penetration rate of 44%.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

3.2 million active bill pay users paid $14.0 billion worth of bills this quarter. The number of customers who sign up and use Bank of America Bill Pay Service continues to far surpass that of any other financial institution.

Currently, over 300 companies are presenting over 7.1 million e-bills per quarter.

Bank of America Corporation

Consumer Credit Card Results

Included within Consumer Products

(Dollars in millions)

	Year-to-Date		Quarterly
	2003	2002	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02
Key Measures

Outstandings:
Held (Period end)	$34,814	$24,729	$34,814	$30,993	$27,419	$24,819	$24,729
Managed (Period end)	36,596	29,461	36,596	33,631	30,807	29,064	29,461

Held (Average)	28,210	21,409	32,734	29,113	26,211	24,684	23,535
Managed (Average)	31,552	27,352	34,783	32,225	29,970	29,161	28,406

Managed Income Statement:
Total revenue	$4,334	$3,471	$1,194	$1,132	$1,043	$965	$943
Provision for credit losses	1,976	1,541	554	540	473	409	386
Noninterest expense	1,144	991	317	273	279	275	244

Income before income taxes	$1,214	$939	$323	$319	$291	$281	$313

Shareholder Value Added	$566	$422	$153	$151	$134	$128	$152

Credit Quality:

Held:
Charge-offs $	$1,514	$1,094	$423	$390	$378	$323	$299
Charge-offs %	5.37%	5.11%	5.12%	5.32%	5.78%	5.31%	5.03%

Managed:
Losses $	$1,691	$1,443	$451	$433	$429	$378	$357
Losses %	5.36%	5.28%	5.14%	5.33%	5.74%	5.25%	4.99%

Managed Delinquency %:
30+	3.93%	3.94%	3.93%	3.84%	3.99%	4.18%	3.94%
90+	1.77	1.71	1.77	1.76	1.80	1.91	1.71

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
	2003	2002	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02
Key Measures
Total revenue*	$8,933	$8,677	$2,075	$2,253	$2,262	$2,343	$2,086
Provision for credit losses	477	1,208	(65)	98	172	272	524
Net income	2,012	1,561	576	513	441	482	207
Shareholder value added	983	251	341	262	176	204	(119)
Return on average equity	20.9%	14.0%	26.2%	21.9%	17.8%	18.6%	7.4%
Efficiency ratio*	60.8	58.4	62.6	62.0	62.7	56.4	60.3

Selected Average Balance
Sheet Components
Total loans and leases	$49,365	$63,133	$43,565	$46,243	$51,285	$56,543	$60,475
Total deposits	66,181	64,767	63,086	67,456	66,900	67,315	65,879
Total earning assets	243,109	201,364	252,919	263,161	233,125	226,145	207,767

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress Continues

Source:	Thomson Financial - Full Year 2003; except Syndicated Loans, Loan Pricing Corporation.

Significant US market share gains

Banc of America Securities maintained important syndicated lending and fixed income market share positions while improving market share gains in mergers and advisory and mortgage backed securities areas.

•	#2 syndicated lender, ranked by dollar volume, with 18% market share.

•	#1 syndicated lender, ranked by # of deals, executing nearly twice as many deals as next two competitors combined.

•	Convertible debt market share increased year over year, from 6.9% to 8.2%.

•	Mergers & acquisitions achieved highest ranking ever at #6 with 17.6% market share.

•	Mortgage-backed securities increased substantially from 6.1% to 8.3% year over year.

•	Market share for common stock underwriting was up a full point from 2002 to 3.6%.

Bank of America Corporation

Asset Management Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
	2003	2002	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02
Key Measures
Total revenue*	$2,634	$2,378	$830	$615	$611	$578	$587
Provision for credit losses	1	318	4	(2)	3	(4)	30
Net income	670	375	262	123	145	140	108
Shareholder value added	368	81	183	48	71	66	26
Return on average equity	24.0%	15.0%	36.0%	17.7%	21.2%	20.4%	15.6%
Efficiency ratio*	61.3	62.8	51.8	70.5	63.1	63.3	67.2

Selected Average Balance
Sheet Components
Total loans and leases	$23,143	$23,916	$23,805	$23,205	$22,866	$22,683	$22,950
Total deposits	13,162	12,030	13,755	13,313	12,710	12,859	12,531
Total earning assets	24,053	24,565	24,840	24,156	23,784	23,415	23,693

Period End (in billions)
Assets under management	$335.7	$310.4	$335.7	$318.1	$314.9	$297.0	$310.4
Client brokerage assets	88.8	90.9	88.8	90.7	90.6	90.8	90.9
Assets in custody	49.9	46.5	49.9	47.3	47.9	45.1	46.5

Total client assets	$474.4	$447.8	$474.4	$456.1	$453.4	$432.9	$447.8

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Equity Investments Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02
Total revenue*	$(254)	$(446)	$(55)	$(80)	$(12)	$(107)	$(100)
Provision for credit losses	25	7	21	—	3	1	7
Net income	(249)	(331)	(67)	(68)	(28)	(86)	(83)
Shareholder value added	(475)	(583)	(124)	(126)	(84)	(141)	(146)
Return on average equity	(11.9)%	(15.6)%	(12.4)%	(13.0)%	(5.5)%	(16.7)%	(15.6)%
Efficiency ratio*	n/m	n/m	n/m	n/m	n/m	n/m	n/m

Period End
Investment balances for Principal Investing	$5,205	$5,395	$5,205	$5,430	$5,436	$5,435	$5,395

*	Fully taxable-equivalent basis

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Corporate Other Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02
Total revenue*	$913	$857	$152	$234	$328	$199	$202
Provision for credit losses	274	358	68	59	71	76	94
Net income (2)	856	1,101	41	209	309	297	661
Shareholder value added	(705)	(381)	(294)	(193)	(130)	(88)	285

Selected Average Balance
Sheet Components
Total loans and leases	$94,675	$66,867	$110,916	$99,247	$87,903	$80,246	$74,993
Total deposits	14,309	11,427	13,848	14,159	19,250	9,932	10,712
Total earning assets	183,587	150,216	191,333	182,648	199,028	161,018	171,269

*	Fully taxable-equivalent basis
(1)	Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.
(2)	The fourth quarter of 2002 included $488 tax benefit related to the settlement of federal income tax returns through 1999.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	4Q03		3Q03		2Q03		1Q03		4Q02
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
Commercial—domestic	$94	0.39%	$203	0.84%	$221	0.88%	$239	0.94%	$478	1.80%
Commercial—foreign	75	1.86	58	1.36	53	1.19	120	2.57	205	3.95
Commercial real estate—domestic	9	0.18	13	0.26	10	0.21	9	0.18	9	0.20

Total commercial	178	0.54	274	0.82	284	0.82	368	1.04	692	1.87

Residential mortgage	13	0.04	14	0.04	11	0.04	2	0.01	18	0.07
Home equity lines	(3)	(0.04)	2	0.02	6	0.11	6	0.11	6	0.10
Direct/Indirect consumer	48	0.57	39	0.47	38	0.47	56	0.72	60	0.78
Consumer finance	54	3.67	44	2.74	46	2.52	68	3.42	77	3.44
Credit card	423	5.12	390	5.32	378	5.78	323	5.31	299	5.03
Other consumer—domestic	11	n/m	11	n/m	8	n/m	9	n/m	11	n/m
Foreign consumer	1	0.19	2	0.31	1	0.28	1	0.20	2	0.38

Total consumer	547	0.91	502	0.89	488	0.93	465	0.93	473	0.95

Total net charge-offs	$725	0.77	$776	0.86	$772	0.88	$833	0.98	$1,165	1.35

By Business Segment:
Consumer & commercial banking	$563	1.16%	$539	1.13%	$522	1.12%	$488	1.06%	$509	1.10%
Global corporate & investment banking	76	0.70	170	1.46	172	1.34	272	1.96	526	3.44
Asset management	(4)	(0.07)	2	0.04	3	0.04	(4)	(0.06)	30	0.52
Equity investments	21	n/m	0	n/m	3	3.36	1	0.72	7	6.26
Corporate other	69	0.25	65	0.26	72	0.33	76	0.38	93	0.50

Total net charge-offs	$725	0.77	$776	0.86	$772	0.88	$833	0.98	$1,165	1.35

Loans are classified as domestic or foreign based upon the domicile of the borrower.

n/m = not meaningful

Bank of America Corporation

Year-to-Date Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Year Ended December 31
	2003		2002
	Amt.	Ratio	Amt.	Ratio
Commercial—domestic	$757	0.76%	$1,471	1.34%
Commercial—foreign	306	1.75	521	2.45
Commercial real estate—domestic	41	0.21	37	0.18

Total commercial	1,104	0.81	2,029	1.33

Residential mortgage	40	0.03	42	0.04
Home equity lines	11	0.05	26	0.11
Direct/Indirect consumer	181	0.55	210	0.69
Consumer finance	212	3.08	255	2.42
Credit card	1,514	5.37	1,094	5.11
Other consumer—domestic	39	n/m	36	n/m
Foreign consumer	5	0.24	5	0.25

Total consumer	2,002	0.91	1,668	0.91

Total net charge-offs	$3,106	0.87	$3,697	1.10

By Business Segment:
Consumer & commercial banking	$2,112	1.12%	$1,805	0.98%
Global corporate & investment banking	690	1.40	1,209	1.92
Asset management	(3)	(0.01)	317	1.37
Equity investments	25	9.70	7	1.57
Corporate other	282	0.30	359	0.54

Total net charge-offs	$3,106	0.87	$3,697	1.10

Loans are classified as domestic or foreign based upon the domicile of the borrower.

n/m = not meaningful

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	4Q03	3Q03	2Q03	1Q03	4Q02
Commercial—domestic	$1,507	$1,861	$2,265	$2,605	$2,781
Commercial—foreign	586	756	1,040	1,279	1,359
Commercial real estate—domestic	140	154	154	173	161
Commercial real estate—foreign	2	2	2	3	3

Total commercial	2,235	2,773	3,461	4,060	4,304

Residential mortgage	531	563	618	628	612
Home equity lines	43	42	55	63	66
Direct/Indirect consumer	28	32	33	28	30
Consumer finance	32	12	11	18	19
Foreign consumer	4	7	9	9	6

Total consumer	638	656	726	746	733

Total nonperforming loans	2,873	3,429	4,187	4,806	5,037
Foreclosed properties	148	228	243	227	225

Total nonperforming assets(1)	$3,021	$3,657	$4,430	$5,033	$5,262

Loans past due 90 days or more and still accruing	$860	$788	$726	$808	$764
Nonperforming Assets / Total Assets	0.41%	0.50%	0.58%	0.74%	0.80%
Nonperforming Assets / Total Loans, Leases and Foreclosed Properties	0.81	0.98	1.23	1.46	1.53
Nonperforming Loans / Total Loans and Leases	0.77	0.92	1.16	1.40	1.47

Allowance for credit losses:
Loans and leases	$6,163	$6,258	$6,366	$6,421	$6,358
Unfunded lending commitments	416	458	475	432	493

Total	$6,579	$6,716	$6,841	$6,853	$6,851

Allowance for Loans and Leases / Total Loans and Leases	1.66%	1.68%	1.77%	1.87%	1.85%

Allowance for Loans and Leases / Total Nonperforming Loans	215	183	152	134	126

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Balances do not include $202, $82, $98, $174 and $120 of nonperforming assets included in other assets at December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively.

Bank of America Corporation

Significant Industry Non-Real Estate Outstanding Commercial Loans and Leases

(Dollars in millions)

	December 31		% Inc. (Dec.) from 12/31/02
	2003	2002
Retailing	$11,474	$10,572	9%
Education and government	7,874	5,624	40
Transportation	7,715	8,030	(4)
Leisure and sports, hotels and restaurants	7,477	8,139	(8)
Food, beverage and tobacco	6,942	7,335	(5)
Diversified financials	6,469	8,344	(22)
Capital goods	5,729	7,088	(19)
Materials	5,704	7,972	(28)
Commercial services and supplies	5,701	6,449	(12)
Health care equipment and services	4,052	3,912	4
Religious and social organizations	2,975	2,426	23
Media	2,821	5,911	(52)
Utilities	2,635	5,590	(53)
Energy	2,516	3,076	(18)
Consumer durables and apparel	2,161	2,591	(17)
Telecommunications services	1,967	3,105	(37)
Food and staples retailing	1,364	1,344	1
Technology hardware and equipment	1,260	1,368	(8)
Banks	1,199	1,881	(36)
Automobiles and components	1,029	1,024	0
Software and services	948	908	4
Insurance	840	1,616	(48)
Other(1)	21,085	20,660	2

Total	$111,937	$124,965	(10)

(1)	At December 31, 2003 and 2002, Other included $10,510 and $9,090, respectively, of loans outstanding to individuals and trusts, representing 2.8% and 2.7% of total outstanding loans and leases, respectively. The remaining balance in Other included loans to industries which primarily include pharmaceuticals and biotechnology, and household and personal products.

Outstanding Loans and Leases

(Dollars in millions)

	December 31		Inc. (Dec.) from 12/31/02
	2003	2002
Commercial—domestic	$96,644	$105,053	$(8,409)
Commercial—foreign	15,293	19,912	(4,619)
Commercial real estate—domestic	19,043	19,910	(867)
Commercial real estate—foreign	324	295	29

Total commercial	131,304	145,170	(13,866)

Residential mortgage	140,513	108,197	32,316
Home equity lines	23,859	23,236	623
Direct/Indirect consumer	33,415	31,068	2,347
Consumer finance	5,589	8,384	(2,795)
Credit card	34,814	24,729	10,085
Foreign consumer	1,969	1,971	(2)

Total consumer	240,159	197,585	42,574

Total	$371,463	$342,755	$28,708

Bank of America Corporation

Emerging Markets

(Dollars in millions)

	Loans and Loan Commitments	Other Financing (1)	Derivative Assets	Debt Securities/ Other Investments (2)	Total Cross- border Exposure (3)	Gross Local Country Exposure (4)	Total Foreign Exposure December 31, 2003	Increase/ (Decrease) from December 31, 2002
Region/Country

Asia
China	$49	$23	$82	$45	$199	$99	$298	$54
Hong Kong (5)	166	19	118	113	416	3,489	3,905	101
India	132	543	61	275	1,011	942	1,953	580
Indonesia	31	0	13	84	128	3	131	11
Malaysia	7	2	3	27	39	146	185	(55)
Philippines	22	35	2	55	114	62	176	20
Singapore	189	11	65	13	278	890	1,168	(500)
South Korea	638	636	41	83	1,398	531	1,929	693
Taiwan	226	173	32	0	431	458	889	(200)
Thailand	20	5	16	37	78	173	251	(12)
Other	8	16	4	0	28	99	127	24

Total	1,488	1,463	437	732	4,120	6,892	11,012	716

Central and Eastern Europe
Turkey	8	3	0	19	30	0	30	(28)
Other	16	32	41	127	216	207	423	117

Total	24	35	41	146	246	207	453	89

Latin America
Argentina	106	56	2	123	287	56	343	(122)
Brazil	115	217	7	139	478	263	741	(434)
Chile	75	49	5	2	131	0	131	(10)
Colombia	31	14	1	8	54	4	58	(30)
Mexico	556	208	105	1,914	2,783	259	3,042	1,453
Venezuela	93	19	0	144	256	0	256	24
Other	93	75	202	33	403	0	403	178

Total	1,069	638	322	2,363	4,392	582	4,974	1,059

Total	$2,581	$2,136	$800	$3,241	$8,758	$7,681	$16,439	$1,864

(1)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(2)	Amounts outstanding in the table above for Philippines, Argentina, Mexico, Venezuela and Latin America Other have been reduced by $13, $0, $0, $136 and $37, respectively, at December 31, 2003, and $12, $90, $505, $131 and $37, respectively, at December 31, 2002. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.
(3)	Cross-border exposure includes amounts payable to the Corporation by residents of countries other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with Federal Financial Institutions Examinations Council (FFIEC) reporting rules.
(4)	Gross local country exposure includes amounts payable to the Corporation by residents of countries in which the credit is booked, regardless of the currency in which the claim is denominated. Management does not net local funding or liabilities against local exposures as allowed by the FFIEC.
(5)	Gross local country exposure to Hong Kong consisted of $1,911 of consumer loans and $1,578 of commercial exposure at December 31, 2003 compared to $1,828 of consumer loans and $1,572 of commercial exposure at December 31, 2002. The consumer loans were collateralized primarily by residential real estate. The commercial exposure was primarily to local clients and was diversified across many industries.